EXHIBIT 99.1

CIBC Investor Roundtable July 13, 2004 Intercontinental Hotel New York, NY

Agenda Company Overview Business Unit Review Product Development Sales & Marketing Product Distribution Financial Summary This is an Interactive Discussion - Ask all your questions along the way

Peter J. Quandt-Chairman and Chief Executive Officer Paul J. Crecca-EVP and Chief Financial Officer Senior Management Representatives

Leading publisher of products for the Education and Library markets Formed in 1997; acquired businesses between 1997-2004 All businesses have operating histories in excess of 20 years Offers more than 12,700 proprietary titles (84% of 2003 revenue) Over 10,000 backlist titles 150,000 customers Company Overview Proforma LTM Mar 2004 Revenue-$174.3m (1) Education Library 28% 15% Proforma LTM March 2004 EBITDA of $48.4m (1, 2, 3) representing margin of 27.8% Includes April 15, 2004 acquisition of Buckle Down Includes non-recurring HCC expenses of $3.0m Includes non-recurring Buckle Down expenses of $0.8m

Business Segment Overview Supplemental reading materials for grades K-9 State specific test preparation materials for grades K-12 Audio reviews of medical literature for physicians Description Education: Unabridged audio books Non-fiction library books in series for children and young adults Library:

Investment Highlights Leading Positions in High Growth Publishing Markets Number 1 in three of our markets and top 3 in remaining two Diversified Business and Customer Mix Over 25,000 products and 150,000 customers Extensive Proprietary Content - 84% of revenue Superior Product Development Capabilities Investing 8% of sales on product development and rarely need to write off unsuccessful product development efforts Strong Recurring Revenue Streams Over 90% of proprietary revenue from subscription products or backlist books

Leading Positions in High Growth Markets Sundance/Newbridge Leading 1970 Triumph Learning #1 1963 Oakstone Publishing #1 1975 Recorded Books #1 1979 Chelsea House Leading 1966 Business Market Year Segment Position Founded The Company's leading market positions, coupled with its strong brand recognition and reputation for quality, creates significant barriers to entry

Diversification on Many Levels Balanced between the Education and Library markets Five distinct business segments Markets Served Products Offered Reading books, workbooks, study guides, audiobooks and newsletters Over 25,000 proprietary and non-proprietary titles Customers Reached Over 150,000 customers: teachers, public and school libraries, school systems and state municipalities Largest customer less than 3% of revenue

Extensive Proprietary Content Sundance/Newbridge 73% Triumph 100 Oakstone 100 Recorded Books 91 Chelsea House 100 Total 84% 2003 Revenue Contribution from Proprietary Titles Proprietary content establishes recognized brands, facilitates introduction of new products and creates barriers to entry

(1) Excludes Oakstone. Number of Proprietary Titles(1) Invests more than 8% of revenue annually Successful track record of converting new titles to backlist High return on investment with essentially no write-offs of capitalized amounts The Company invests significant resources in new product development Superior Product Development Capabilities 2000 2003 7900 12500 CAGR: 16.5%

Strong Recurring Revenue Streams Sundance/Newbridge 2,001 97% - Triumph 1,359 85 - Oakstone NA - 100 % Recorded Books 4,796 83 38 Chelsea House 2,507 64 - Total 10,663 86% # of Business Segment Backlist Titles Backlist(1) Subscription (1) Proprietary title, non-subscription revenue only. % of 2003 Revenue Strong backlist and high subscription renewal rates generate substantial recurring revenue

Business Strategy Extend market leadership position by leveraging propriety content and product development capability Develop product extensions Introduce completely new product lines Improve and leverage marketing expertise Implement cross-business sales and marketing opportunities Maximize operating efficiencies Leverage purchasing power Consolidate non-creative functions Share best practices Grow business organically and through selective acquisitions to scale where IPO would be attractive

Favorable Long-Term Industry Fundamentals No Child Left Behind Act Focuses on state-level accountability testing Authorizes $24 billion for educational funding Mandatory testing in reading and math every year for grades 3-8 Adding science and history to existing standards requirements Supplemental education materials have favorable characteristics Lower investments and higher margins than basals Shorter development cycles enables quick response to market needs Steadier funding, more local funding and more affordable Often longer product cycles Despite current softness, long-term industry fundamentals remain positive for the supplemental education market

Short-term Market Outlook FY2003 toughest year for state receipts since WWII 93% of school and library budgets derived from state and local revenues More than 50% of states have REDUCED educational funding No Child Left Behind Act funds have been slow to schools School officials have been very cautious in their spending American Association of Publishers ElHi reports modest 2.5% growth Dec 2003 YTD, after falling 5% in 2002. Peter Appert of Goldman Sachs predicted in Feb 2004 that K-12 sales would fall 6% in 2004 before rising 10% in 2005.

Education Market Appears to be Brightening Association of American Publishers reports total K-12 sales up 12.6% and supplemental sales up 11.3% May 2004 YTD May 2nd New York Times reported State tax collections up for the first time in 3 years 32 states will finish fiscal 2004 with surpluses State expenditures will grow 2.8% in fiscal 2005, after growing 0.6% last year (compared to an average of 6.2% annually over the previous 26 years) Book Industry Study Group projected in May the Elhi segment to have strongest long- term prospects in all book publishing and to grow at an annual rate of 6% over the next five years. Association of American Publishers project in June that K-12 educational publishing to grow at average rate of 5% through 2007 HCC revenue grew 3.7% March YTD, Education Group revenue up 7.2%

Business Unit Review

Business Unit Section - Notes Regarding Statistics Certain statistics in this Business Review section are based on fiscal year 2002 and include Oakstone unless otherwise noted, and exclude Buckle Down - we believe all such statistics are reliable representations of such statistics as of current periods Headcount stats were collected within last 6 months - hence actuals may be slightly different - but we are not aware of any significant changes

Sundance/Newbridge Leading publisher of supplemental reading and literature materials for grades K-9 Offers over 2,200 proprietary titles Distributes nearly 5,000 non-proprietary titles Products are primarily published in series, encouraging repeat purchases and improving longevity of backlist Customers include more than 38,000 teachers, individual schools and school districts LTM 3/31/04 Revenue of $45.1m; 26% of Total Revenue

Sundance/Newbridge Identify new product opportunities Logical extensions of existing successful products Feedback from sales reps and customers Educational trends Survey the competition Other people who are hands-on in education Do market research Use informal focus groups to explore new product ideas Use formal focus groups to see how teachers and administrators respond to prototypes when going up against competitors' materials How is Product Created?

Sundance/Newbridge Based on information gathered from formal focus groups, determine product's final configuration Engage Development Team Content development experts - nearly all independent contractors - writers, authors, designers - some sole professionals, some development houses - under work for hire agreements - HCC owns copyrights - royalties are the exception not the rule Editing completed by in-house employee editors Project management - create writer guidelines, design and production specs for all program components, build schedules and internal review processes How is Product Created?

Sundance/Newbridge Product Development Staff Separate Product Line Editorial Groups Sundance - 12 professionals Northborough MA Newbridge - 12 professionals NYC Leadership under Bob Laronga - Sundance/ Newbridge CEO - resulting in coordinated and complimentary development efforts Internal Editor/ External work-of-hire costs are capitalized as our "Prepublication Costs" - representing the up-front investment in new products All other functions - sales and marketing - warehousing and distribution - accounting - are combined for Sundance/Newbridge

Sundance/Newbridge Product Development - Recent Trends Sundance Traditionally co-published/license content from overseas - US, Australia, New Zealand Last 24 months - began transition to Sundance lead, US developed product - Reading Power Works Newbridge Traditionally published K-5 science and social studies non- fiction reading products Last 18 months - began developing product for middle school market

Sundance/Newbridge S/N sells published and distributed products into K-12 schools (Public and Private) throughout the U.S. - small % to Canada and overseas Products are sold in at the individual school facility level, district level, county level - i.e. Cobb County, GA in 2003 Completed in Q2, 2004 - $1.9 mm order to LA Unified School District Orders in-house from Memphis TN of $1.5 mm Sales Channels Sales Force - A network of company sales representatives, Independent sales representatives, and a telesales group that calls on schools where a field rep is not present Catalog - 6.4 million catalogs in the mail to schools/teachers per year Sales are supported by brochures, flyers and other sales materials, and telemarketing How is Product Marketed & Sold?

Sundance/Newbridge Field Sales 17 company sales reps 15 independent sales rep groups 4 telesales/inside sales reps National Sales Manager, Western Regional Manager, two Field Sales Managers, Telesales Manager, and a Sales Support Manager Catalog and Mail 10 marketing personnel create and manage a mail plan of 29 catalogs (different versions, seasons, and types) and about 6.4 million mailings of those catalogs per year (plan for 2004) Produce all the sales and marketing collateral (brochures, flyers, mailings, and correlations) to support our core products coordinate and execute our national exhibit plan Sales & Marketing Staff

Sundance/Newbridge All product manufacturing is performed by third party vendors Use 6-8 national printers under competitive bidding process Looking at overseas printing alternative Generally printing quantities representing a 6 month projected supply - based on EOQ model Manufacturing process is closely managed by our Editorial and Production Managers How is Product Manufactured?

Sundance/Newbridge All fulfillment (warehousing, shipping, customer service) for the HCC book companies (Sundance/Newbridge, Triumph Learning, Chelsea House), is handled by the shared services group in Northborough, MA Warehouse, fulfillment, customer service staff of 80, facility of 130,000+ sq. feet Responsive and flexible to sales and customer needs by customizing packaging and being very responsive to turnaround time Customer service and fulfillment are very responsive to turnaround time on customer orders and response to any issues How is Product Fulfilled?

Sundance/Newbridge Harcourt Achieve - a major competitor with primarily fiction materials within a balanced literacy context - significant presence in the marketplace - strong brand recognition - sizable product offering - strong sales force National Geographic - strong focus on nonfiction - very high brand recognition among teachers of all supplemental materials Other - Pearson, Wright Group, Mondo, Domini, Pacific Learning, Red Brick, Rand McNally Major Competitors

Sundance/Newbridge Two well defined product lines (imprints) - allow us to address the needs of customers who are looking for nonfiction, fiction and uniquely we offer distributed product - creating a one-stop-shop for teachers Strong reading expertise to our nonfiction line in direct contrast to National Geographic Customization (flexibility and responsiveness) - we have developed the internal capacity to exploit our intellectual properties and customize them to fit specific customer needs in a timely and cost effective manner Teacher Support and Service - we have a reputation for the strongest teacher support materials in the industry and are building an equally strong personal service connection with our customers via our field sales force Competition - How do we Differentiate?

#1 publisher of supplemental state-specific test prep materials for grades K-12 Offers a comprehensive line of products with over 1,200 titles Highly customized, proprietary products Over 90% are one-per-student materials Markets directly to educators, schools and school systems Currently generates revenue in 25 states April 15, 2004 Acquisition of Buckle Down Triumph Learning Proforma LTM 3/31/04 Revenue of $36.9m; 21% of Total Revenue

Triumph Learning Consult each state's educational standards, it's test blueprint, sample test questions released by the state dept of education, accountability system, school budget, student demographics, prior test scores Develop feature set, map book out page by page, create sample layout, develop writing guidelines Outside writers engaged to develop book exactly to spec TL Editors review & edit for fit to specs, purpose, audience Local educators (teachers and administrators) review for fit to their needs; input used for both development and marketing Page layout, graphics, cover art - TL Creative Department Copy-editing, proofreading, answer & fact checks: outsourced How is Product Created?

Triumph Learning Editorial 4 Senior Development Editors with 5 Editors each managing programs for different states Managing Editor coordinates workflow EVP - Publisher oversees entire product development process and develops strategies and long term publishing plans for growth How is Product Created? Product Development Staff

Triumph Learning Catalogs and sell pieces heavily promote our competitive advantage product is 100% aligned to a state standards product proven effective in helping schools' increase their students' test scores we offer 25 customized K-12 product lines in 25 states, in 4 major tested subject areas We promote via 25 separately designed state specific catalogs dropped 4 times per year Highly trained and experienced outside educational sales force & inside sales team Extensive targeted letter, sampling, fax, and email marketing campaigns, targeting district level, building level & grade level decision makers. Over 3 million direct communications annually. How is Product Marketed & Sold?

Triumph Learning Products sold via outside educational sales team comprised of 5 employees, 12 dedicated independent reps, plus 12 sub reps Sales team sells primarily from the top down, targeting key decision makers at the district, building and grade level with in- school sales calls, as well as via workshops, conferences, and extensive phone/email/fax follow-up All sales reps maintain a master contact database for their specific territory, and aggressively sells all new and backlist products according to the testing and buying schedule and cycle for their territory How is Product Marketed & Sold?

Triumph Learning Sales performance heavily driven by sales quotas, and sales incentives Outside sales team focuses on larger, district wide orders, as well as building wide orders Sales team focused on selling a comprehensive "Coach" Program, complete with print, test packs, software and professional development Focused on providing educators with high level service, product, and follow-up support to ensure that product sold is utilized successfully in the classroom, and to ensure proper implementation Lots of follow-up on leads generated internally via marketing campaigns How is Product Marketed & Sold?

Triumph Learning Manufacturing process very similar to Sundance/Newbridge All product manufacturing is performed by third party vendors Use 6-8 national printers under competitive bidding process Generally printing quantities representing a 6 month projected supply - based on EOQ model Manufacturing process is closely managed by our Editorial and Production Managers The Company purchases paper in bulk and supplies it to printers Finished product warehoused & fulfilled from Northborough, MA warehouse Customer Service also located in Northborough, processes phone, mail, fax, Internet orders How is Product Manufactured/Fulfilled?

Acquisition of Buckle Down HCC owns the dominant player (Triumph) in the growing market for mission critical K-12 test preparation Triumph/BD will be 3 times the size of the nearest competitor- Peoples Triumph/BD provides the marketplace test prep solutions segmented by price points Triumph/BD will be best positioned to capitalize on No Child Left Behind By 2005-2006 states must test reading and math in grades 3-8 and at least once for students in 10-12 By 2007-2008 states must measure science at least once in grades 3- 5, 6-9 and 10-12

Publishes state specific test prep product in 13 states, with over 275 products Founded in 1982 by Douglas Paul, 51, a PhD in psychometrics Single location in Iowa City, Iowa. Occupies 45,000 square foot facility (includes 30,000 sq. ft. of warehouse) 45 employees Sales channel is via direct mail, with one sales rep in Ohio and 1 in- house rep Mails about 1.6 million pieces Buckle Down

Buckle Down Terms One-on-one negotiation via one of our 3 engaged acquisition bankers $24mm in cash, $3.5mm Series C Preferred Series C Preferred matures in 8 years - PIK at 5% - HCC can redeem anytime at 101 - put right upon 100% HCC sale - original $3.5mm convertible at HCC IPO at IPO price - PIK forfeited Series C Preferred approx PV of $1.7mm Purchase multiples Nominal price $27.5mm - 6.2x EBITDA (1) PV price $25.7 - 5.8x EBITDA (1) (1) - EBITDA excluding all non-recurring items

Triumph Learning Peoples Publishing Group Contemporary Publishing Curriculum Associates Options Steck-Vaughn Major Competitors

Triumph Learning Competitive Advantages & Differentiation Oldest and largest company with state-specific test prep Leading brand - "Coach" Strong distribution network In 22 states with high quality state-specific products 17 yrs of experience Able to launch new states rapidly Major Competitors Competition - How do we Differentiate?

Largest publisher of unabridged audiobooks in the world Outsells closest competitor in library market by 4:1 In 2002 produced over 780 new titles and offered more than 4,700 audiobooks Over 80% of titles published since 1979 still generate revenue Audiobooks are narrated by professional voiceover artists and produced and edited in a state-of-the-art studio in NYC 35% of revenue generated from Continuous Order Plans 2,700 libraries automatically purchase 3 to 381 titles per quarter Competitive advantage in rights acquisitions Recorded Books LTM 3/31/04 Revenue of $61.9m; 36% of Total Revenue

Recorded Books Process begins with acquisitions team Read hundreds of manuscripts annually Maintain relationships with agents and publishers in New York Make offers and buy rights to publish unabridged audiobooks Recorded Books Productions, the Manhattan-based recording studios, produce the recordings of all books after rights are obtained Research the books to determine pronunciations, oddities, and foreign terms Audition and cast professional actors to match the tone, voice, and setting of the book Recording is done in state of the art studios under the guidance of professional engineers/directors Triple-proofing of all recordings is done by studio staff as well as free-lance proof readers to ensure flawless quality How is Product Created?

Recorded Books Library Sells to public libraries via a highly trained nationwide sales force of 30+ dedicated employee reps Sales reps are required to meet high standards of product knowledge Many books are sold via a unique subscription service called The Continuous Order Plan Also distributes distinctive audio and video products from other manufacturers Specially trained sales representatives now call on university libraries Recently launched a new brand - RB Media - to focus on specialty audio/video products How is Product Marketed & Sold?

Recorded Books School Sells classics of children's and young adult fiction as well as the 120 contemporary titles published each year to schools nationwide Sells via a sales force of 20 independent reps and rep groups, two telesales reps, and two direct sales reps (shared with Chelsea House Publishing) 1 million catalogs mailed each year Documented the research basis for the instructional use of unabridged audio in a "listen and read" strategy Additional proprietary products include the SmartReader - a literacy product recorded as two speeds, and the SteadyReader - popular titles remastered at 10-15% slower speed Also offers print/audio combinations, including the Homework Pack and the Class Set, both of which include a teacher's guide How is Product Marketed & Sold?

Recorded Books Retail Recorded Books releases their most popular titles to the retail channel Rights for the retail channel are extremely competitive and costly, so only certain titles are licensed for this market These titles are specially reproduced and packed in mass-market packaging Approximately 60 new titles per year Among them, the recent bestsellers: The Lord of the Rings, The Lovely Bones, and the Ladies No. 1 Detective Agency series The division maintains relationships with the major bookstore chains via a national account sales representative How is Product Marketed & Sold?

Recorded Books Consumer Sells and rents Recorded Books products direct to the consumer via monthly, annual, and seasonal catalogs Packages audiobooks in consumer oriented packing in order to effect a competitive price point Maintains an extensive internet website, offering over 5,000 audiobook titles Also offers/distributes supplemental audio/video products via a new brand - Recorded Books Arts & Culture Recently launched a new rental program - Recorded Books Unlimited (i.e. Netflix model) - offering unlimited audiobook rentals by mail for a monthly membership fee How is Product Marketed & Sold?

Recorded Books International Recorded Books has a wholly owned subsidiary in the United Kingdom: W.F. Howes, Ltd W.F. Howes publishes a line of distinctively British titles called Clipper Audio following roughly the same process as Recorded Books described earlier W.F. Howes markets and sells audiobooks to the Public Library and Direct to Consumer channels in the United Kingdom and the Irish Republic W.F. Howes maintains a sales force of 3 representatives calling on public libraries W.F. Howes also manages a network of distributors for Recorded Books product in key markets as Australia and New Zealand Recorded Books licenses the Pimsleur language program and other products through a mail order company in Japan How is Product Marketed & Sold?

Recorded Books Master recordings sent from NYC studios to Recorded Books manufacturing & distribution facility in Prince Frederick MD Books are duplicated and attractively packaged in both cassette tape and compact disk formats Large volume duplicating done by third party vendors Small volume duplicating done in house Packaging for the finished books is channel-specific Library and School - durable, vinyl-bound packages and heavy- duty cassettes Retail and Consumer - value oriented packaging designed for one end user How is Product Manufactured/Fulfilled?

Recorded Books RB's unique outside/inside manufacturing & distribution method allows us to manufacture the highest quality books in very low quantities, therefore reducing large inventory exposure Also allows for a backlist of over 5,000 titles with virtually no titles going 'out of print' Finished audiobooks are warehoused and fulfilled from our Prince Frederick MD facility Replacement tapes/CDs maintained to support users of the product, most especially public libraries How is Product Manufactured/Fulfilled?

Recorded Books Books on Tape - Random House Listening Library - Random House Chivers - BBC Books in Motion - Travel Center Rentals Major Competitors

Recorded Books Unabridged audiobooks - largest publisher in world of unabridged Quality - our own studio, highest production standards, extreme product durability Dedicated employee sales reps - consultative sales representation in the library channel Employee field service in the travel center channel Customer focus in all channels. Competition - How do we Differentiate?

Leading publisher of literary criticism and young adult biographies Over 2,300 proprietary titles Published in series of 8 to 100 titles, providing a mechanism for recurring sales as new editions are released Established brand and affiliation with top authors Harold Bloom, Sterling Professor of the Humanities at Yale University for Literary Criticism series Walter Cronkite for Great American Presidents Chelsea House LTM 3/31/04 Revenue of $12.1 million; 7% of Total Revenue

Chelsea House Identify new product opportunities Logical extensions of existing successful products Feedback from sales reps and customers Library Market Trends Survey the competition Do market research Use informal focus groups to explore new product ideas Use formal focus groups to see how librarians respond to prototypes when going up against competitors' materials How is Product Created?

Chelsea House Based on information gathered from formal focus groups, determine product's final configuration Engage Development Team Content development experts - nearly all independent contractors - writers, authors, designers - some single professionals, some development houses - under work for hire agreements - HCC owns copyrights - royalties are the exception not the rule Editing completed by in-house employee Editors - staff of 19 handling over 200 books per year Project management - create writer guidelines, design and production specs for all program components, build schedules and internal review processes How is Product Created?

Chelsea House Chelsea House product is sold into school libraries and public libraries through several channels: A network of over 50 independent sales representatives calling on school and public libraries throughout the U.S. Majority of Chelsea House sales are achieved through wholesalers/distributors - such as Baker & Taylor and Follets - offering "one-stop-shopping" service for school and public libraries - but isolates CH from customer Catalog marketing direct to school and public libraries, generating sales and creating demand in all channels in U.S. and Canada Trade Book sales representatives selling paperback versions of Chelsea House line into retail market Telesales in less densely populated states How is Product Marketed & Sold?

Chelsea House All product manufacturing is performed by third party vendors Use 6-8 national printers under competitive bidding process Looking at overseas printing alternative All Fulfillment (warehousing, shipping, set production, and customer service, as well as IT) for the HCC book companies, is handled by the shared services group in Northborough, MA Major library market orders are submitted electronically to Shared Services, so entry is immediate and products are normally shipped within 3 days How is Product Manufactured/Fulfilled?

Chelsea House Gale Group non-fiction Companies Greenhaven Lucent UXL Facts on File - investor owned reference publisher Scholastic Library Publishing Rosen Publishing - privately owned non-fiction series publisher Competitive Edge Bloom Library Criticism line Young adult biographies Reputation for quality content Major Competitors

Financial Review

Proforma 1st Quarter March 2004/2003 (1) ($ in millions) Includes April 15, 2004 acquisition of Buckle Down Q1 March 2004 and Q1 March 2003 includes non-recurring HCC costs of $0.5 million and $0.6 million, respectively Proforma Triumph Learning Revenue up 11.1%, Sundance/Newbridge up 4.4%, Oakstone Publishing flat Recorded Books Revenue up 5.1%, Chelsea House off 20.4% EBITDA reflects operating investments in sales & marketing, notably in-house sales force

Proforma LTM March 2004/2003 (1) ($ in millions) Proforma Triumph Learning Revenue up 12.2%, Sundance/Newbridge up 7.9%, Oakstone Publishing up 4.5% Recorded Books Revenue down 5.5%, RB core Library Channel up 7% Chelsea House off 18.2% EBITDA reflects 2002 accounting benefits, 2003 consolidated warehouse start-up costs, and overhead absorbed from exited businesses Includes April 15, 2004 acquisition of Buckle Down LTM March 2004 and LTM March 2003 includes non-recurring HCC costs of $3.0 million and $2.6 million, respectively LTM March 2004 and LTM March 2003 includes non-recurring Buckle Down costs of $0.8 million and $0 million, respectively

Recapitalization of HCC ($ in millions) High-Yield market turned hot early 2003 Issued new $100mm Floating Rate Term Loan, $140mm Senior Notes - August 2003 Redeemed existing Bank Loan and private Sub Note Issued new $74mm Senior Discount Note at HCC (HoldCo) - January 2004 $60mm Contributed as Equity capital to HC Operating Company for acquisitions $14mm to Redeem Pref B shares Less restrictive incurrence covenants vs. quarterly maintenance covenants Permanent capital structure achieved Capital market securities prepared company for future IPO (a) Reflects April 15, 2004 acquisition of Buckle Down

Investment of Cash Balance ($ in millions) After Acquisition Buckle Down, HCC has approx. $60mm available for investment. Sale of Oakstone will add to this balance. HCC has three acquisition bankers working the education and library markets for quality assets, in addition to HCC VP-Corporate Development List of target companies nears 100. Active discussions with many, but no agreement on basic terms is imminent. We will maintain our value discipline. Typically paying 6x - 8x EBITDA, but will pay slightly more for highly valued assets. We are confident that cash balance will be invested within 12 - 18 months.

Conclusion Leading Positions in High Growth Publishing Markets Diversified Business and Customer Mix Extensive Proprietary Content Superior Product Development Capabilities Strong Recurring Revenue Streams Strong Organic Growth Favorable Long-Term Industry Fundamentals Experienced Management Team

Safe Harbor Statement Today's presentation and discussion may have contained forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Haights Cross' current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

CIBC Investor Roundtable July 13, 2004 Intercontinental Hotel New York, NY